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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
________________________________________________________________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 5, 2003


                         ASHFORD HOSPITALITY TRUST, INC.
             (Exact name of registrant as specified in its charter)


        MARYLAND                     001-31775                  86-1062192
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


          14180 Dallas Parkway, 9th Floor
                  Dallas, Texas                                    75254
     (Address of principal executive offices)                    (Zip code)


     Registrant's telephone number, including area code:  (972) 490-9600

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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits

               99.5 Third Quarter 2003 Earnings Press Release of the Company,
                    dated November 5, 2003.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 5, 2003, Ashford Hospitality Trust, Inc. issued a press release announcing its financial results for the third quarter and nine months ended September 30, 2003. A copy of the press release is attached as Exhibit 99.5.

The information in this Form 8-K and Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

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                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 5, 2003

                                        ASHFORD HOSPITALITY TRUST, INC.

                                        By: /s/ DAVID A. BROOKS
                                            ------------------------------------
                                            David A. Brooks
                                            Chief Legal Officer

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                                 EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

    99.5 Third Quarter 2003 Earnings Press Release of the Company, dated November 5, 2003.